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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------




                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 27, 2003


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                            ODYSSEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


                   TEXAS                                   000-33267                          43-1723043
              (State or other                      (Commission File Number)                (I.R.S. Employer
       jurisdiction of incorporation)                                                   Identification Number)

    717 NORTH HARWOOD STREET, SUITE 1500
               DALLAS, TEXAS                                                                     75201
           (Address of principal                                                              (Zip code)
             executive offices)

       Registrant's telephone number, including area code: (214) 922-9711

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

         In a press release dated January 27, 2003, Odyssey Healthcare, Inc. (the "Company") announced that on January 24, 2003, the Board of Directors of the Company has authorized a three-for-two stock split payable in the form of a fifty percent stock dividend to be distributed on February 21, 2003, to stockholders of record at the close of business on February 6, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1     Press release dated January 27, 2003.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ODYSSEY HEALTHCARE, INC.



Date:  January 27, 2003                 By: /s/ Richard R. Burnham
                                            -----------------------------------
                                            Richard R. Burnham
                                            Chief Executive Officer
                                            and Chairman of the Board


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                                 EXHIBIT INDEX





EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1           Press release dated January 27, 2003.